SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Intermediate U.S. Government Income Fund --
Class A Shares
Fiscal period ending: 11/30/95
Inception date (if less than 10 years of performance): 2/16/93


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000    N/A          $1,000

ERV =  Ending Redeemable Value   $1,103    N/A          $1,115

T   =  Average Annual
       Total Return              10.26%    N/A          3.99%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $0.298

NAV                              $4.92

Sales Charge                     3.25%

POP                              $5.09

Yield at POP                     4.88%
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       SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Intermediate U.S. Government Income Fund --
Class B Shares
Fiscal period ending: 11/30/95
Inception date (if less than 10 years of performance): 2/16/93


TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year      5 Years   10 Years*

P   =  Initial Investment        $1,000      N/A       $1,000

ERV =  Ending Redeemable Value   $1,132      N/A       $1,134

T   =  Average Annual
       Total Return                13.17%    N/A        4.61%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $0.270

NAV                              $4.92

Maximum Contingent Deferred
    Sales Charge                 3.00%

Yield at NAV                     4.44%

    SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Intermediate U.S. Government Income Fund --
Class M Shares
Fiscal period ending: 11/30/95
Inception date (if less than 10 years of performance): 4/3/95


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years  10 Years*

P   =  Initial Investment        N/A       N/A      $1,000

ERV =  Ending Redeemable Value   N/A       N/A      $1,073

T   =  Average Annual
       Total Return              N/A       N/A       7.33%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $0.190

NAV                              $4.93

Sales Charge                     2.00%

POP                              $5.03

Yield at POP                     4.72%